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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

                             -----------------------

                        Date of Report: October 13, 2000

                                  PLEXUS CORP.
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             (Exact name of registrant as specified in its charter)

     Wisconsin                          000-14824                 39-1344447
----------------------------            ---------                 ----------
(State or other jurisdiction           (Commission            (I.R.S. Employer
   of incorporation)                   File Number)          Identification No.)

55 Jewelers Park Drive, Neenah, Wisconsin    54957-0156
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(Address of principal executive offices)     (Zip Code)





               Registrant's telephone number, including area code:
                                 (920) 722-3451
                                 --------------


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Item 5. Other Events.

       On October 13, 2000, Plexus Corp., a Wisconsin corporation (the "Company"), entered into an underwriting agreement (the "Underwriting Agreement") relating to an underwritten public offering (the "Offering") of 3,000,000 shares of the Company's common stock. Pursuant to the Underwriting Agreement, the Company granted the underwriters of the Offering an option to purchase up to 450,000 additional shares to cover over-allotments, if any. The Offering is subject to customary closing conditions and is expected to close on October 18, 2000. The Offering is being made pursuant to a Prospectus Supplement dated October 13, 2000, which supplements the Company's Prospectus dated September 15, 2000 and relates to the Company's Registration Statement on Form S-3 (File No. 333-45116). The Underwriting Agreement is being filed as
Exhibit 1.1 to the Report and is incorporated herein by reference.

       Additional information with respect to the Offering described herein is set forth in the exhibits hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)      n/a

        (b)      n/a

        (c)      Exhibits.

                 See the Exhibit Index, following the signature page of this Report, which Exhibit Index is incorporated herein by reference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:   October 13, 2000        /s/ Thomas B. Sabol
                               -------------------------------------------------
                               Thomas B. Sabol
                               Senior Vice President and Chief Financial Officer







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                                  PLEXUS CORP.


                                  EXHIBIT INDEX

                                       to

                             FORM 8-K CURRENT REPORT

                          Dated as of October 13, 2000




Exhibit                                                      Incorporated      Filed
Number                Description                         by Reference to     Herewith
------                -----------                         ---------------     --------
 1.1      Underwriting Agreement, dated October 13,                              X
          2000 by and between Plexus Corp., Robertson
          Stephens, Inc. and the other Underwriters named
          therein

 8.1      Tax opinion of Quarles & Brady LLP, relating
          to Form S-3 Prospectus Supplement                                      X

99.1      Press Release, dated October 13, 2000                                  X






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